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Scudder Focus Value+Growth Fund

Classes A, B and C

Semiannual Report

May 31, 2002

Contents

<Click Here> Performance Summary

<Click Here> Economic Overview

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Shareholder Meeting Results

<Click Here> Investment Products and Services

<Click Here> Account Management Resources

<Click Here> Privacy Statement

Scudder Focus Value+Growth Fund	Nasdaq Symbol	CUSIP Number
Class A	KVGAX	81114W-102
Class B	KVGBX	81114W-201
Class C	KVGCX	81114W-300

On April 5, 2002, Zurich Scudder Investments (ZSI) was acquired by Deutsche Bank. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc.

Deutsche Asset Management is the marketing name in the United States for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Performance Summary May 31, 2002

Average Annual Total Returns* (Unadjusted for Sales Charge)
Scudder Focus Value+Growth Fund	6-Month	1-Year	3-Year	5-Year	Life of Class**
Class A	-5.54%	-18.62%	-4.50%	3.34%	8.72%
Class B	-5.89%	-19.27%	-5.27%	2.51%	7.84%
Class C	-5.91%	-19.31%	-5.35%	2.48%	7.80%
S&P 500 Index+	-5.69%	-13.87%	-5.23%	6.13%	11.38%
Russell 1000 Index++	-4.87%	-13.34%	-4.69%	6.36%	11.22%

Sources: Lipper, Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value
	Class A	Class B	Class C
Net Asset Value: 5/31/02	$ 11.76	$ 11.02	$ 10.99
11/30/01	$ 12.45	$ 11.71	$ 11.68

Class A Lipper Rankings* - Large-Cap Core Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	672	of	832	81
3-Year	238	of	621	39
5-Year	257	of	387	67

Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, results might have been less favorable.

Source: Lipper, Inc.

Growth of an Assumed $10,000 Investment(a)* (Adjusted for Sales Charge)
-- Scudder Focus Value+Growth Fund - Class A -- S&P 500 Index+ - - - Russell 1000 Index++

Yearly periods ended May 31

Comparative Results* (Adjusted for Sales Charge)
Scudder Focus Value+Growth Fund		1-Year	3-Year	5-Year	Life of Fund**
Class A(b)	Growth of $10,000	$7,670	$8,209	$11,107	$16,392
	Average annual total return	-23.30%	-6.37%	2.12%	7.75%
Class B(b)	Growth of $10,000	$7,831	$8,366	$11,235	$16,489
	Average annual total return	-21.69%	-5.77%	2.36%	7.84%
Class C(b)	Growth of $10,000	$8,069	$8,480	$11,301	$16,448
	Average annual total return	-19.31%	-5.35%	2.48%	7.80%
S&P 500 Index+	Growth of $10,000	$8,613	$8,511	$13,462	$20,331
	Average annual total return	-13.87%	-5.23%	6.13%	11.38%
Russell 1000 Index++	Growth of $10,000	$8,666	$8,657	$13,614	$20,135
	Average annual total return	-13.34%	-4.69%	6.36%	11.22%

The growth of $10,000 is cumulative.

* Returns and rankings during the 3-year, 5-year and life of class periods shown reflect a temporary fee and/or expense waiver. Without this waiver, returns and rankings would have been lower.
** The Fund commenced operations on October 16, 1995. Index comparisons begin October 31, 1995.
a The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net investment of $9,425.
b Returns shown for Class A, B and C shares have been adjusted to reflect the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 5.75%. Class B share performance is adjusted for the applicable CDSC, which is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. The difference in expenses will affect performance.
+ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
++ The Russell 1000 Index is an unmanaged price-only index of the 1,000 largest capitalization companies that are domiciled in the United States and whose common stocks are traded there.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share classes.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Economic Overview

Dear Shareholder:

Economic recovery is continuing, but at a more moderate pace than earlier in the year.

It appears that a rebound in corporate profits is underway. Unit labor costs - the main squeeze on profits in the past few years - are falling, allowing firms to restore profit margins. And increased profits will eventually provide firms the wherewithal to finance renewed capital spending. That, together with sustained consumer expenditures and an acceleration in government outlays, should be sufficient to shift final demand into higher gear during the second half of this year.

For the moment, though, demand remains steady but unspectacular, and the Federal Reserve is consequently wary of raising interest rates. We don't believe that the central bank will raise short-term interest rates until the economic recovery shifts to a more self-sustained, demand-led phase. At a minimum, the Fed will want to see more concrete signs of a revival in business investment and much greater improvement in the labor markets before raising rates. We expect this evidence to emerge gradually in the second half of the year, and then continue to solidify in 2003. As a result, we see the federal funds rate rising from its current 1.75 percent to about 2.50 percent by the end of this year, and then to 4.50 percent by the end of 2003.

How will this affect the fixed-income markets? Short-term interest rates will probably remain steady until more convincing signs of economic acceleration appear. That is unlikely before late summer. Then, once the Fed's rate-reversal process begins, short- and intermediate-term rates will rise, and continue to do so throughout the Fed's tightening process. Longer-term rates probably won't rise much, though, given that inflation is likely to remain tame.

The increase in profits we envision should obviously help equities, but markets already seem to be pricing in a sizable improvement in earnings. Further, equity valuations remain high. On balance, we expect annualized equity returns of 5 percent to 8 percent - better than in 2000 and 2001, but well below the average annual returns seen during the past few decades, and closer to what will likely be the long-term sustainable trend going forward.

Economic Guideposts Data as of 5/31/02
[] 2 years ago [] 1 year ago [] 6 months ago [] Now
	Inflation Rate (a)	U.S. Unemployment Rate (b)	Federal Funds Rate (c)	Industrial Production (d)	Growth Rate of Personal Income (e)
(a) The year-over-year percentage change in U.S. consumer prices.
(b) The percentage of adults out of work and looking for a job.
(c) The interest rate banks charge each other for overnight loans.
(d) Year-over-year percentage change.
(e) Growth rate of individual income from all sources.
Source: Deutsche Investment Management Americas Inc.

Internationally, the outlook is about the same. Economic activity decelerated in virtually all major economies, almost in unison with the United States, in the second half of 2000 and in 2001. But as signs of recovery began to emerge domestically, they did so internationally as well.

Everyone interested in the investment implications of a recession and recovery asks, "Where is the low point?" But investors shouldn't try to look for the bottom, because no one can ever accurately predict that. The key is to pick the trends that will tell you in which direction the economy and markets are going. And now the direction is up. Although diversification does not eliminate the risk of potential loss, a diversified portfolio is now, as always, a good idea.

Deutsche Investment Management Americas Inc.

The sources, opinions and forecasts expressed are those of the economic advisors of Deutsche Investment Management Americas Inc. as of May 23, 2002, and may not actually come to pass.

Portfolio Management Review

During Scudder Focus Value+Growth Fund's semiannual reporting period, management of its value sleeve was transferred to Dreman Value Management, L.L.C. In the following interview, the new portfolio managers of the fund's value portfolio - David Dreman and Jim Hutchinson - along with the portfolio managers of the fund's growth portfolio - Spiros "Sig" Segalas and Kathleen McCarragher - discuss the strategy of the fund and the market environment during the six-month period ended May 31, 2002.

Q: Will you provide an overview of market conditions during the period?

A: As 2001 drew to a close, investors tried to put the devastating events of September 11 behind them. After precipitous declines, the stock market rallied at year-end, when investors pinned their hopes on improving economic indicators. The optimism, however, was short-lived, and volatility firmly implanted itself for the remainder of the period. Threats of further terrorist activity, unrest in the Middle East and fears of nuclear terrorism kept investors on edge, as did concerns regarding shady corporate accounting tactics in the wake of the Enron collapse.

Value stocks outperformed growth stocks as investors continued to look for "lower risk" investment alternatives. The Russell 1000 Value Index, which is generally representative of the large-cap value market gained 3.40 percent, while the Russell 1000 Growth Index, which is generally representative of the large-cap growth market, declined 12.87 percent for the same six-month period ended May 31.

Q: How did Scudder Focus Value+Growth Fund perform?

A: The fund, along with the broader stock market, declined during this difficult period. Class A shares (unadjusted for sales charges) declined 5.54 percent for the six months ended May 31, while the fund's benchmark, the Standard & Poor's 500 (S&P 500) declined 5.69 percent. The S&P 500 is an unmanaged group of large-cap stocks (value and growth) that are generally representative of the U.S. stock market.

Q: In April, Dreman Value Management (DVM) assumed management of the fund's value portfolio. Mr. Dreman, will you please provide an overview of your team's experience and your firm's money management style?

A: I founded DVM more than 20 years ago on the premise that consensus opinion, especially when it comes to investment decisions, is often wrong. Jim is also a contrarian investor and an executive vice president of the firm. He brings more than 30 years of corporate finance and investment experience with him to the fund.

We manage with a classic contrarian value approach to investing. By this, we mean that we focus on companies that we believe are financially solid but that are trading at low prices relative to their earnings (P/E), book value (P/B) and cash flow (P/CF). Typically these types of companies provide the potential for above-market returns over time. Jim and I base our investment decisions on a "bottom-up" stock selection process. By bottom-up, we mean that we choose stocks based solely on thorough analysis of a company, not because we like the stock's market sector or because we believe that the macroeconomic environment will support a certain industry. Industry and sector weightings are always a residual of individual stock selection.

Since April, we have revamped the fund's value holdings, choosing stocks that better complement our contrarian philosophy. While there has been a great deal of turnover, we have kept the shareholders' best interests in mind and don't believe that the restructuring will create any adverse capital gains tax implications.

Q: Will you elaborate on the restructuring process?

A: Over the past two months, we have worked to bring the value portfolio in-line with our investment style. The restructuring is close to, but not entirely, complete. Wild volatility in the market provided the perfect backdrop for us to deploy our contrarian value strategy, and our stock selection process led us to concentrations in four areas of the market.

1. Financials. Most of our financial exposure is with Fannie Mae and Freddie Mac - firms that provide products and services associated with the home loan mortgage industry. While they posted lackluster returns this period, we remain enthusiastic about their long-term potential. We firmly believe that the setback is temporary and that these stocks, which have lower price-to-earnings ratios and faster growth rates than many top-growth companies, will surge ahead once again.

2. Health care. We created a significant position in struggling pharmaceutical stocks - primarily Merck & Co., Bristol-Myers Squibb and Schering-Plough. These stocks have fallen significantly - a result of generic competition and dwindling pipelines of new products. We believe, however, that these firms, given time, will make it through this difficult period and represent good investments. These stocks have solid fundamentals and strong long-term earnings with dividend growth superior to the broad market. The vast resources of the companies suggest that new products and improving earnings are likely.

3. Tobacco. We've created a substantial position in Philip Morris Companies and UST, Inc. not because we necessarily like the products they sell, but because of how well these stocks have performed over time. Both are well-run companies with attractive dividend yields that should provide strong performance.

4. Energy and utilities. The Enron crisis enabled us to spice up the portfolio with positions in energy traders that were dragged down with Enron. Unlike, Enron, however, trading is just part of their businesses. Purchases included Williams Companies, Dynegy, Inc., Mirant Corp. and Reliant Resources. These stocks have been beaten up by the press, and as a result, their share prices have plummeted. From a fundamental perspective, these are solid companies that are selling at huge discounts to their tangible book values. The stocks declined as the media questioned their roles in the 2001 California energy crisis and the viability of their energy merchant businesses after Enron. We refute such media supposition. We firmly believe that these stocks do not have Enron-like trading issues and that they were not responsible for the California energy crisis last year. Although we fully recognize the short-run volatility here, when we look at the underlying assets of these companies and their earnings potential, we expect that these stocks will dramatically increase in value.

Q: Will you discuss the performance of the fund's value portfolio?

A: Performance in the value sleeve was down during the period. This was a result of the difficult market environment and to a lesser extent the restructuring process. While we believe the new value portfolio will provide the potential for solid gains in the future, some of our new stocks have not yet begun to rebound.

Q: Sig and Kathleen, will you discuss the performance of the fund's growth portfolio?

A: As mentioned previously, this has been an extremely difficult investment environment - especially for growth stocks. We have maintained concentrations in consumer stocks, technology, health care and financials.

Consumer cyclical stocks provided the best performance this period, with retail stocks leading the way. Tiffany, the high-end jeweler, announced a rise in quarterly profits as it lured shoppers with lower-priced rings, earrings and bracelets that carry higher margins. Kohl's department stores, continued to be a strong performer for the fund as well. We expect continued strength from these stocks as a result of their dominant competitive positions in their respective consumer niches. Consumer staples holdings including PepsiCo also provided solid support.

On the negative side, technology, health care and financials were among the hardest hit areas of the growth portfolio. Information technology continued to be a volatile sector with negative returns from many of the computers and peripherals stocks, such as Dell and IBM. (We eliminated the fund's position in IBM during the period.) Several diversified financials stocks, such as Merrill Lynch and AIG were also down for the period. The fund's position in biotech company Genentech dragged on performance. The company continued to be plagued by safety concern rumors surrounding trial data for a new cancer drug it has created.

Q: Will you discuss how you select growth stocks for the fund?

A: Although our holdings tend to aggregate into market sectors, we choose our investments one by one, based on the individual merits of each company. In short, we employ a bottom-up approach to selecting the best stocks with potential for long-term growth. We rely on our firm's original fundamental research on companies, sectors and markets.

Q: Please discuss your outlooks for the market and Scudder Focus Value+Growth Fund in particular. How do they differ?

A: We all believe the economy has begun to recover, but don't expect a quick bounce-back. The market is looking for clear signs that corporate fundamentals and profitability are improving and that accounting and corporate governance issues are behind us. Until that becomes clear, we don't expect to see any consistent positive overall market performance. We do expect profits to recover over the next few quarters.

Where we differ is on our views about whether market valuations are currently under- or over-valued. The Jennison growth management team believes that market valuations, while not cheap, are at acceptable levels. The Dreman Value Management team acknowledges that valuations have come down, but still believes the overall market is overvalued. This is a classic example of the differences that exist between growth and value managers. A valuation that seems high to a value manager, may seem just about right to a growth manager.

However, we all agree that we will continue to stay disciplined and focused on looking for stocks - both growth and value - that are consistent with our individual disciplines and offer strong long-term potential for reward.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary May 31, 2002

Asset Allocation	5/31/02	11/30/01

Common Stocks	98%	96%
Cash Equivalents	2%	4%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	5/31/02	11/30/01

Financial	26%	21%
Consumer Discretionary	18%	15%
Health	15%	15%
Consumer Staples	11%	6%
Technology	10%	15%
Energy	10%	4%
Manufacturing	4%	9%
Media	3%	3%
Communications	2%	7%
Other	1%	5%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at May 31, 2002 (38.9% of Portfolio)
1. Fannie Mae Facilitator of mortgages and issuer of mortgage backed securities	5.2%
2. Freddie Mac Supplier of mortgage credit	5.2%
3. Philip Morris Companies, Inc. Provider of tobacco and food products	4.8%
4. Merrill Lynch & Co., Inc. Provider of investment, finance and insurance services	3.6%
5. Tyco International Ltd. Manufacturer of medical products, packaging, electrical and electrical components	3.6%
6. Merck & Co., Inc. Provider of pharmaceuticals	3.5%
7. Bristol-Myers Squibb Co. Producer of diversified pharmaceuticals and consumer products	3.3%
8. Johnson & Johnson Provider of health care products	3.3%
9. Kohl's Corp. Operator of a chain of specialty department stores	3.3%
10. BJ Services Co. Provider of pressure pumping and other oilfield services for the petroleum industry	3.1%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 17. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of May 31, 2002 (Unaudited)

	Shares	Value ($)
Common Stocks 98.4%
Communications 2.2%
Telephone/Communications
BellSouth Corp.	71,400	2,376,192
Consumer Discretionary 17.3%
Department & Chain Stores 8.3%
Home Depot, Inc.	67,450	2,811,991
Kohl's Corp.*	46,700	3,502,500
Lowe's Companies, Inc.	55,900	2,636,244
		8,950,735
Hotels & Casinos 2.6%
Marriott International, Inc. "A"	69,200	2,798,448
Recreational Products 2.3%
Harley-Davidson, Inc.	46,300	2,434,454
Specialty Retail 4.1%
Borders Group, Inc.*	28,000	583,520
Tiffany & Co.	72,000	2,700,000
Toys ''R'' Us, Inc.*	60,350	1,101,388
		4,384,908
Consumer Staples 10.9%
Alcohol & Tobacco 7.9%
Philip Morris Companies, Inc.	89,850	5,143,913
UST, Inc.	86,147	3,302,015
		8,445,928
Food & Beverage 3.0%
PepsiCo, Inc.	61,000	3,170,780
Energy 9.8%
Oil & Gas Production 3.3%
Devon Energy Corp.	52,700	2,753,575
Kerr-McGee Corp.	14,000	813,260
		3,566,835
Oil/Gas Transmission 3.4%
Dynegy, Inc. "A"	210,400	1,870,456
Williams Companies, Inc.	121,700	1,728,140
		3,598,596
Oilfield Services/Equipment 3.1%
BJ Services Co.*	89,300	3,350,536
Financial 25.9%
Banks 3.6%
Bank of America Corp.	23,431	1,776,304
J.P. Morgan Chase & Co.	41,220	1,481,859
Wachovia Corp.	16,700	640,779
		3,898,942
Consumer Finance 2.8%
Citigroup, Inc.	67,981	2,935,420
Insurance 2.6%
American International Group, Inc.	42,000	2,812,736
Other Financial Companies 16.9%
Fannie Mae	70,350	5,628,704
Freddie Mac	85,700	5,617,635
Merrill Lynch & Co., Inc.	95,500	3,887,805
Washington Mutual, Inc.	77,500	3,012,425
		18,146,569
Health 14.8%
Biotechnology 2.1%
Genentech, Inc.*	64,400	2,286,200
Medical Supply & Specialty 3.3%
Johnson & Johnson	57,100	3,503,085
Pharmaceuticals 9.4%
Bristol-Myers Squibb Co.	113,200	3,522,784
Merck & Co., Inc.	66,000	3,768,600
Pharmacia Corp.	25,900	1,118,621
Schering-Plough Corp.	63,700	1,684,865
		10,094,870
Manufacturing 3.6%
Diversified Manufacturing
Tyco International Ltd.	174,500	3,830,275
Media 2.9%
Broadcasting & Entertainment
Viacom, Inc. "B"*	64,000	3,133,440
Technology 10.2%
Computer Software 2.7%
Microsoft Corp.*	56,100	2,856,051
Electronic Components/Distributors 2.5%
Cisco Systems, Inc.*	168,700	2,662,086
Electronic Data Processing 2.5%
Dell Computer Corp.*	100,900	2,709,165
Semiconductors 2.5%
Texas Instruments, Inc.	93,900	2,692,113
Utilities 0.8%
Electric Utilities
Mirant Corp.*	45,500	432,250
Reliant Resources, Inc.*	45,350	428,558
		860,808
Total Common Stocks (Cost $111,190,587)		105,499,172

Cash Equivalents 1.6%
Scudder Cash Management QP Trust, 1.86% (b) (Cost $1,766,170)	1,766,170	1,766,170
Total Investment Portfolio - 100.0% (Cost $112,956,757) (a)		107,265,342

* Non-income producing security.
(a) The cost for federal income tax purposes was $114,189,255. At May 31, 2002, net unrealized depreciation for all securities based on tax cost was $6,923,913. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $3,759,696 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $10,683,609.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Asset Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of May 31, 2002 (Unaudited)
Assets
Investments in securities, at value (cost $112,956,757)	$ 107,265,342
Cash	10,000
Receivable for investments sold	3,952,166
Dividends receivable	39,394
Receivable for Fund shares sold	271,132
Total assets	111,538,034
Liabilities
Payable for investments purchased	3,114,772
Payable for Fund shares redeemed	148,956
Accrued management fee	72,120
Other accrued expenses and payables	111,529
Total liabilities	3,447,377
Net assets, at value	$ 108,090,657
Net Assets
Net assets consist of: Accumulated net investment loss	(340,524)
Net unrealized appreciation (depreciation) on investments	(5,691,415)
Accumulated net realized gain (loss)	(11,592,011)
Paid-in capital	125,714,607
Net assets, at value	$ 108,090,657

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of May 31, 2002 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($58,103,830 / 4,940,558 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.76
Maximum offering price per share (100 / 94.25 of $11.76)	$ 12.48
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($41,824,752 / 3,795,062 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 11.02
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($8,162,075 / 742,469 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 10.99

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended May 31, 2002 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $128)	$ 591,222
Interest	26,557
Total Income	617,779
Expenses: Management fee	420,388
Administrative fee	187,842
Distribution service fees	340,735
Trustees' fees and expenses	9,349
Total expenses, before expense reductions	958,314
Expense reductions	(11)
Total expenses, after expense reductions	958,303
Net investment income (loss)	(340,524)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(1,893,228)
Net unrealized appreciation (depreciation) during the period on investments	(4,314,028)
Net gain (loss) on investment transactions	(6,207,256)
Net increase (decrease) in net assets resulting from operations	$ (6,547,780)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended May 31, 2002 (Unaudited)	Year Ended November 30, 2001
Operations: Net investment income (loss)	$ (340,524)	$ (651,749)
Net realized gain (loss) on investment transactions	(1,893,228)	(9,559,842)
Net unrealized appreciation (depreciation) on investment transactions during the period	(4,314,028)	(11,938,091)
Net increase (decrease) in net assets resulting from operations	(6,547,780)	(22,149,682)
Distributions to shareholders from: Net realized gains: Class A	-	(7,242,637)
Class B	-	(6,640,321)
Class C	-	(1,052,363)
Fund share transactions: Proceeds from shares sold	15,130,871	27,807,831
Reinvestment of distributions	-	14,319,338
Cost of shares redeemed	(21,408,897)	(39,335,913)
Net increase (decrease) in net assets from Fund share transactions	(6,278,026)	2,791,256
Increase (decrease) in net assets	(12,825,806)	(34,293,747)
Net assets at beginning of period	120,916,463	155,210,210
Net assets at end of period (including accumulated net investment loss of $340,524 at May 31, 2002)	$ 108,090,657	$ 120,916,463

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended November 30,	2002[a]	2001	2000	1999	1998	1997
Selected Per Share Data
Net asset value, beginning of period	$ 12.45	$ 16.07	$ 18.30	$ 15.82	$ 14.62	$ 12.95
Income (loss) from investment operations: Net investment income (loss)	(.01)[c]	-[b,c]	(.03)[c]	.03[c]	.01	.02
Net realized and unrealized gain (loss) on investment transactions	(.68)	(2.10)	.04	2.68	1.69	2.48
Total from investment operations	(.69)	(2.10)	.01	2.71	1.70	2.50
Less distributions from: Net realized gains on investment transactions	-	(1.52)	(2.24)	(.23)	(.50)	(.83)
Total distributions	-	(1.52)	(2.24)	(.23)	(.50)	(.83)
Net asset value, end of period	$ 11.76	$ 12.45	$ 16.07	$ 18.30	$ 15.82	$ 14.62
Total Return (%)[d]	(5.54)**	(14.22)	(.96)	17.42[e]	12.06	20.83
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	58	61	76	90	77	52
Ratio of expenses before expense reductions (%)	1.27*	1.38	1.51[f]	1.42	1.42	1.41
Ratio of expenses after expense reductions (%)	1.27*	1.38	1.50[f]	1.41	1.42	1.41
Ratio of net investment income (loss) (%)	(.21)*	(.06)	(.16)	(.15)	.22	.35
Portfolio turnover rate (%)	156*	153	43	105	92	56
[a] For the six months ended May 31, 2002 (Unaudited).
[b] Amount is less than $.005.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] Total return would have been lower had certain expenses not been reduced.
[f] The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.48% and 1.47%, respectively.
* Annualized ** Not annualized

Class B
Years Ended November 30,	2002[a]	2001	2000	1999	1998	1997
Selected Per Share Data
Net asset value, beginning of period	$11.71	$ 15.33	$ 17.68	$ 15.40	$ 14.37	$ 12.83
Income (loss) from investment operations: Net investment income (loss)	(.06)[b]	(.11)[b]	(.16)[b]	(.10)[b]	(.07)	(.07)
Net realized and unrealized gain (loss) on investment transactions	(.63)	(1.99)	.05	2.61	1.60	2.44
Total from investment operations	(.69)	(2.10)	(.11)	2.51	1.53	2.37
Less distributions from: Net realized gains on investment transactions	-	(1.52)	(2.24)	(.23)	(.50)	(.83)
Total distributions	-	(1.52)	(2.24)	(.23)	(.50)	(.83)
Net asset value, end of period	$ 11.02	$ 11.71	$ 15.33	$ 17.68	$ 15.40	$ 14.37
Total Return (%)[c]	(5.89)**	(14.98)	(1.75)	16.58[d]	11.06[d]	19.96[d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	42	51	68	74	62	43
Ratio of expenses before expense reductions (%)	2.09*	2.20	2.35[e]	2.31	2.38	2.32
Ratio of expenses after expense reductions (%)	2.09*	2.20	2.34[e]	2.19	2.27	2.27
Ratio of net investment income (loss) (%)	(1.03)*	(.88)	(.99)	(.93)	(.63)	(.51)
Portfolio turnover rate (%)	156*	153	43	105	92	56
[a] For the six months ended May 31, 2002 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 2.30% and 2.29%, respectively.
* Annualized
** Not annualized

Class C
Years Ended November 30,	2002[a]	2001	2000	1999	1998	1997
Selected Per Share Data
Net asset value, beginning of period	$11.68	$ 15.30	$ 17.68	$ 15.40	$ 14.37	$ 12.84
Income (loss) from investment operations: Net investment income (loss)	(.06)[b]	(.12)[b]	(.20)[b]	(.11)[b]	(.04)	(.05)
Net realized and unrealized gain (loss) on investment transactions	(.63)	(1.98)	.06	2.62	1.57	2.41
Total from investment operations	(.69)	(2.10)	(.14)	2.51	1.53	2.36
Less distributions from: Net realized gains on investment transactions	-	(1.52)	(2.24)	(.23)	(.50)	(.83)
Total distributions	-	(1.52)	(2.24)	(.23)	(.50)	(.83)
Net asset value, end of period	$ 10.99	$ 11.68	$ 15.30	$ 17.68	$ 15.40	$ 14.37
Total Return (%)[c]	(5.91)**	(15.01)	(1.94)	16.58[d]	11.06[d]	19.86[d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8	9	11	9	6	3
Ratio of expenses before expense reductions (%)	2.07*	2.22	2.56[e]	2.68	2.16	2.15
Ratio of expenses after expense reductions (%)	2.07*	2.22	2.55[e]	2.14	2.16	2.15
Ratio of net investment income (loss) (%)	(1.01)*	(.90)	(1.17)	(.88)	(.52)	(.39)
Portfolio turnover rate (%)	156*	153	43	105	92	56
[a] For the six months ended May 31, 2002 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 2.50% and 2.49%, respectively.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Focus Value+Growth Fund (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end, diversified management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares (none sold through May 31, 2002) are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (U.S. or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At November 30, 2001, the Fund had a net tax basis capital loss carryforward of approximately $6,450,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until November 30, 2009, the expiration date, whichever occurs first.

In addition, from November 1, 2001 through November 30, 2001, the Fund incurred approximately $1,847,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended November 30, 2002.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended May 31, 2002, purchases and sales of investment securities (excluding short-term investments) aggregated $88,740,116 and $93,938,025, respectively.

C. Related Parties

On April 5, 2002, 100% of Zurich Scudder Investments, Inc. ("ZSI") was acquired by Deutsche Bank AG with the exception of Threadneedle Investments in the U.K. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"). Effective April 5, 2002, the investment management agreements with ZSI were terminated and DeIM became the investment advisor for the Fund. The Investment Management Agreement (the "Management Agreement") is the same in all material respects as the corresponding previous Management Agreement.

Management Agreement. Under the Management Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The Fund pays a monthly investment management fee of 1/12 of the annual rate of 0.72% of the first $250,000,000 of the Fund's average daily net assets, 0.69% of the next $750,000,000 of such net assets, 0.66% of the next $1,500,000,000 of such net assets, 0.64% of the next $2,500,000,000 of such net assets, 0.60% of the next $2,500,000,000 of such net assets, 0.58% of the next $2,500,000,000 of such net assets, 0.56% of the next $2,500,000,000 of such net assets and 0.54 % of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended May 31, 2002, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.72% of the Fund's average daily net assets. Jennison Associates serves as sub-advisor for the growth portion of the Fund's portfolio with respect to the investment and reinvestment of assets in the Fund. Effective April 5, 2002, the Fund entered into a second sub-advisory agreement with Dreman Value Management, L.L.C., who serves as sub-advisor for the value portion of the Fund's portfolio with respect to the investment and reinvestment of assets in the Fund. Both sub-advisors are paid by the Advisor for their services.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.325%, 0.375% and 0.350% of the average daily net assets for Class A, B and C shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B and C shares of the Fund. In addition, other service providers not affiliated with the Advisor provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the six months ended May 31, 2002, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at May 31, 2002
Class A	$ 100,524	$ 18,563
Class B	86,595	15,260
Class C	15,277	2,771
	$ 202,396	$ 36,594

In addition, the Administrative Fee expense on the Statement of Operations includes ($14,554) changes in estimates of expenses.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended May 31, 2002, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at May 31, 2002
Class B	$ 173,189	$ 30,999
Class C	32,736	6,114
	$ 205,925	$ 37,113

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended May 31, 2002, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at May 31, 2002
Class A	$ 68,468	$ 16,362
Class B	55,799	18,393
Class C	10,543	2,791
	$ 134,810	$ 37,546

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for six months ended May 31, 2002 aggregated $7,183.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended May 31, 2002, the CDSC for Class B and C shares aggregated $61,613 and $167, respectively.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the ``QP Trust''), formerly Zurich Scudder Cash Management QP Trust, and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust. Distributions from the QP Trust to the Fund for the six months ended May 31, 2002, totaled $26,557 and are reflected as interest income on the Statement of Operations.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the six months ended May 31, 2002, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $11 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the ``Participants'') share in a $1.3 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption request that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes the share and dollar activity of the Fund:

	Six Months Ended May 31, 2002		Year Ended November 30, 2001
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	803,570	$ 9,969,049	1,093,307	$ 15,050,031
Class B	328,226	3,794,405	727,480	9,525,936
Class C	118,815	1,367,417	249,517	3,231,864
		$ 15,130,871		$ 27,807,831
Shares issued to shareholders in reinvestment of distributions
Class A	-	-	493,085	$ 6,992,020
Class B	-	-	471,335	6,340,176
Class C	-	-	73,570	987,142
		-		$ 14,319,338
Shares redeemed
Class A	(786,335)	$ (9,704,287)	(1,415,346)	$ (19,170,230)
Class B	(845,886)	(9,868,479)	(1,316,192)	(16,829,296)
Class C	(158,165)	(1,836,131)	(256,824)	(3,336,387)
		$ (21,408,897)		$ (39,335,913)
Net increase (decrease)
Class A	17,235	$ 264,762	171,046	$ 2,871,821
Class B	(517,660)	(6,074,074)	(117,377)	(963,184)
Class C	(39,350)	(468,714)	66,263	882,619
		$ (6,278,026)		$ 2,791,256

Shareholder Meeting Results

A Special Meeting of Shareholders of Scudder Focus Value + Growth Fund was held on March 28, 2002, at the office of Deutsche Investment Management Americas Inc. (formerly Zurich Scudder Investments, Inc.), Two International Place, Boston, Massachusetts. At the meeting, the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below):

1. To approve a new investment management agreement for the fund with Deutsche Investment Management, Inc.

Affirmative	Against	Abstain
5,355,548	103,598	204,951

2. To approve a new sub-advisory agreement between the fund's investment manager and Jennison Associates LLC.

Affirmative	Against	Abstain
5,331,096	129,106	203,895

3. To approve a new sub-advisory agreement between the fund's investment manager and Dreman Value Management, L.L.C.

Affirmative	Against	Abstain
5,344,350	110,489	209,258

Investment Products and Services

Scudder Funds
Core
Scudder Blue Chip Fund
Scudder Focus Value+Growth Fund
Scudder Growth and Income Fund
Scudder S&P 500 Stock Fund
Scudder Select 500 Fund
Scudder Small Company Stock Fund
Scudder Target 2012 Fund
Scudder Total Return Fund
Growth
Scudder 21st Century Growth Fund
Scudder Aggressive Growth Fund
Scudder Capital Growth Fund
Scudder Dynamic Growth Fund
Scudder Growth Fund
Scudder Large Company Growth Fund
Scudder Select 1000 Growth Fund
Value
Scudder Contrarian Fund
Scudder-Dreman High Return Equity Fund
Scudder-Dreman Small Cap Value Fund
Scudder Large Company Value Fund
Sector
Scudder-Dreman Financial Services Fund
Scudder Gold & Precious Metals Fund
Scudder Health Care Fund
Scudder Technology Fund
Scudder Technology Innovation Fund
Asset Allocation
Scudder Pathway Conservative Portfolio
Scudder Pathway Moderate Portfolio
Scudder Pathway Growth Portfolio
Global/International
Scudder Emerging Markets Growth Fund
Scudder Emerging Markets Income Fund
Scudder Global Fund
Scudder Global Bond Fund
Scudder Global Discovery Fund
Scudder Greater Europe Growth Fund
Scudder International Fund
Scudder Latin America Fund
Scudder New Europe Fund
Scudder Pacific Opportunities Fund
The Japan Fund, Inc.
Income
Scudder Cash Reserves Fund
Scudder Floating Rate Fund
Scudder High-Yield Fund
Scudder High-Yield Opportunity Fund
Scudder Income Fund
Scudder Short-Term Bond Fund
Scudder Strategic Income Fund
Scudder U.S. Government Securities Fund
Tax-Free Income
Scudder California Tax-Free Income Fund
Scudder Florida Tax-Free Income Fund
Scudder High-Yield Tax-Free Fund
Scudder Managed Municipal Bonds
Scudder Massachusetts Tax-Free Fund
Scudder Medium-Term Tax-Free Fund
Scudder New York Tax-Free Income Fund

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Education IRA UGMA/UTMA IRA for Minors
Closed-End Funds
The Brazil Fund, Inc.
The Korea Fund, Inc.
Montgomery Street Income Securities, Inc.
Scudder Global High Income Fund, Inc.
Scudder New Asia Fund, Inc.
Scudder High Income Trust
Scudder Intermediate Government Trust
Scudder Multi-Market Income Trust
Scudder Municipal Income Trust
Scudder Strategic Income Trust
Scudder Strategic Municipal Income Trust
The Germany Fund
The New Germany Fund
The Central European Equity Fund

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Account Management Resources

Legal Counsel

Vedder, Price, Kaufman & Kammholz

222 North LaSalle Street Chicago, IL 60601
Shareholder Service Agent and Transfer Agent

Scudder Investments Service Company

P.O. Box 219151 Kansas City, MO 64121
Custodian

State Street Bank and Trust Company

225 Franklin Street Boston, MA 02110
Independent Auditors

Ernst & Young LLP

200 Clarendon Street Boston, MA 02116
Principal Underwriter

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1048

Privacy Statement April 2002

This privacy statement is issued by Deutsche Investment Management Americas Inc., its affiliates Scudder Distributors, Inc., Scudder Financial Services, Inc., Scudder Investor Services, Inc., Scudder Trust Company, and each of the funds managed or advised by Scudder. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information.

We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. To be able to serve our clients, information is shared with affiliates and other companies. Specifically, we disclose client information to parties that perform various services for us, such as transfer agents, custodians, and broker-dealers. Limited information also may be shared with affiliates, with companies with which we have joint marketing agreements, or with other parties as required by law. Any organization receiving client information may only use it for the purpose designated by Scudder.

Questions on this policy may be sent to:
Scudder Investments, Attention: Correspondence - Chicago,
P.O. Box 219415, Kansas City, MO 64121-9415.

Notes

Notes